UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21926

Morgan Stanley China A Share Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1585 Broadway, New York, New York 10036

(Address of Principal Executive Offices)

Deidre E. Walsh

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31,

Date of Fiscal Year End

December 31, 2025

Date of Reporting Period

Item 1. Reports to Stockholders

(a)

Morgan Stanley Investment Management Inc.
Adviser

Morgan Stanley China A Share Fund, Inc. NYSE: CAF

Annual Report
December 31, 2025

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Table of Contents (unaudited)

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Letter to Stockholders (unaudited)

Performance

For the year ended December 31, 2025, the Morgan Stanley China A Share Fund, Inc. (the "Fund") had total returns of 27.02%, based on net asset value, and 41.43% based on market value per share (including reinvestment of distributions), compared to its benchmarks, the MSCI China A Onshore Index (the "Index")*, which returned 29.93% and, the "China Blended Index", a custom blend of 80% of the MSCI China A Onshore Index and 20% of the MSCI China Index, which returned 30.41%. On December 31, 2025, the closing price of the Fund's shares on the New York Stock Exchange was $17.36, representing an 11.52% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Despite weak macroeconomic data, minimal policy support and ongoing property sector weakness, China returned a strong one-year performance, driven by the "DeepSeek Moment" early in 2025, when the Chinese startup DeepSeek announced a lower-cost artificial intelligence (AI) model, and out-licensing deals for China biotech.

•  The Fund posted positive returns for the year, helped by the broader Chinese market's strong year-to-date performance. On a relative basis, the Fund underperformed the Index for the year (based on net asset value performance). While the Fund's stock selection contributed to returns, the Fund's sector allocation offset the gains.

•  At the sector level, while our underweight allocation to the information technology sector detracted from relative performance, our positive stock selection in the sector offset the detraction and was the largest contributor to relative returns. The information technology sector was the second-best performing sector over the period, benefiting from strong AI thematic trends and ample liquidity. Our stock selection in the financials sector and zero-weight allocation to the real estate sector also contributed to relative returns.

•  The relative gains, however, were offset by detractions from our underweight allocation to cyclical sectors such as the materials sector. Materials was the best performing sector on the back of favorable supply-demand conditions amid low inventories of non-ferrous metals and increased demand from new energy and AI-related sectors. Our stock selection in the industrials sector and overweight allocation to the utilities sector also detracted from relative performance.

•  At the stock level, the top contributors to the Fund's relative performance over the year were its overweight holdings in semiconductor and AI-related stocks. Our overweight selection to an industrial technology name benefited from the more optimistic sentiment toward automation and robotics. Our overweight selection to a mining company also contributed to relative performance as the stock rallied on higher metal prices and strong production volumes.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Letter to Stockholders (unaudited) (cont'd)

•  The largest individual detractors from relative performance were the Fund's overweight holdings to two toll road operators, which underperformed amid lower toll revenues and traffic diversions. Our overweight selection to a leading supplier of power and automation technologies solutions dampened relative performance due to gross profit margin compression resulting from intensified competition and reduced average selling prices for power distribution projects.

Management Strategies

•  As of the end of the reporting period, we think the A share market will likely remain in a barbell structure as market and insurance fund flows could still hold on to some traditional high-dividend-yield stocks but will likely also continue to favor sectors with growth tailwinds. We believe the Fund can potentially outperform the market under the current environment as we position the portfolio in what we consider high quality companies with a stable fundamental outlook and undemanding valuation.

•  The Fund's portfolio has consistently focused on long-term fundamentals, and we continued to seek structural growth opportunities in China. Despite the near-term macroeconomic challenges, we remain constructive over the long term that Chinese innovation and technology can catch up quickly. We believe the "DeepSeek Moment" marked a turning point in China's broader resurgence in innovation, investment and global competitiveness, at a time of renewed nationalism in the country. China's strengths in consumer technologies and cost efficiency could unlock a more diversified AI opportunity set given China's more accessible, cost-efficient solution. We remained invested in attractive growth themes (electric vehicles, edge AI and high-end manufacturing, among others) and within those themes we focused on those companies we believe have competitive advantages, strong corporate governance and solid growth prospects. We believe China remains an attractive market that offers a wide breadth of listed companies that can deliver attractive returns over the longer term.

•  At the government's Fourth Plenum in October 2025, technology, security and people's livelihoods were designated as top priorities for the 2026-2030 development strategy, highlighting a focus on "high-quality growth" and "high-level security." The 15th Five-Year Plan recommendations target innovation and industrial breakthroughs, along with boosting domestic demand structurally. The December 2025 Central Economic Work Conference echoed this direction, calling for faster industry development and improved consumption through social safety net reforms and middle-income support. We will continue to monitor the geopolitical situation and China's policy implementation in the coming months.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Letter to Stockholders (unaudited) (cont'd)

•  The Fund has remained focused on long-term fundamentals, and we continued to seek structural growth opportunities in China. Meanwhile, we also added what we consider to be quality companies with steady growth and attractive valuations or dividend yields amid the soft economic backdrop. As of the close of the reporting period, the portfolio was positioned with a defensive tilt in view of the macroeconomic headwinds.

Sincerely,

John H. Gernon
President and Principal Executive Officer  January 2026

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Performance Summary (unaudited)

Performance of $10,000 Investment as of December 31, 2025
Over 10 Years

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Average Annual Total Returns as of December 31, 2025(1) (unaudited)

	One Year	Five Years	Ten Years
NAV	27.02%	-2.60%	2.54%
Market price	41.43%	-2.56%	2.97%
MSCI China A Onshore Index(2)	29.93%	-0.61%	1.99%
China Blended Index(3)	30.41%	-0.94%	2.86%

Performance data quoted on the graph and table represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested at prices obtained under the Fund's dividend reinvestment plan. For the most recent month-end performance figures, please visit www.morganstanley.com/im/closedendfundsshareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The Fund's total returns are based upon the market value and net asset value on the last business day of the period.

Distributions
Total Distributions per share for the period	$0.26
Distribution Rate at NAV(4)	1.34%
Distribution Rate at Market Price(4)	1.51%
% Premium/(Discount) to NAV(5)	(11.52)%

(1)  All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(2)  The MSCI China A Onshore Index is a free float-adjusted market capitalization index that is designed to capture large and mid cap representation across China securities listed on Shanghai and Shenzhen exchanges. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index. Effective March 1, 2018, the MSCI China A Index was renamed the MSCI China A Onshore Index.

(3)  The China Blended Index is a custom blend of 80% of the MSCI China A Onshore Index and 20% of the MSCI China Index (a benchmark that captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

(4)  The Distribution Rate is based on the Fund's last regular distribution per share in the period (annualized) divided by the Fund's NAV or market price at the end of the period. The Fund's distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. The Fund's distributions are determined by the investment adviser based on its current assessment of the Fund's long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

(5)  The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (98.7%)
Air Freight & Logistics (0.3%)
SF Holding Co. Ltd., Class A	208,800	$1,145
Automobile Components (4.4%)
Fuyao Glass Industry Group Co. Ltd., Class A	973,700	9,027
Ningbo Tuopu Group Co. Ltd., Class A	494,000	5,465
		14,492
Automobiles (0.7%)
BYD Co. Ltd., Class A	156,400	2,187
Banks (8.9%)
Bank of Jiangsu Co. Ltd., Class A	5,706,800	8,495
Bank of Ningbo Co. Ltd., Class A	1,078,937	4,337
China Construction Bank Corp., Class A	3,803,211	5,053
China Merchants Bank Co. Ltd., Class A	1,902,808	11,469
		29,354
Beverages (3.3%)
Eastroc Beverage Group Co. Ltd., Class A	35,500	1,359
Kweichow Moutai Co. Ltd., Class A	39,749	7,838
Tsingtao Brewery Co. Ltd., Class A	206,500	1,808
		11,005
Biotechnology (2.0%)
BeOne Medicines Ltd., Class A (a)	168,839	6,484
Capital Markets (9.0%)
China International Capital Corp. Ltd., Class A	1,663,274	8,333
CITIC Securities Co. Ltd., Class A	2,542,815	10,450
Huatai Securities Co. Ltd., Class A	3,266,300	11,031
		29,814
Chemicals (0.5%)
Wanhua Chemical Group Co. Ltd., Class A	156,700	1,719
Communications Equipment (3.8%)
Zhongji Innolight Co. Ltd., Class A	145,940	12,680
Construction & Engineering (0.4%)
China State Construction Engineering Corp. Ltd., Class A	1,616,640	1,187
	Shares	Value (000)
Construction Materials (1.1%)
Anhui Conch Cement Co. Ltd., Class A	1,155,700	$3,614
Electrical Equipment (8.1%)
Contemporary Amperex Technology Co. Ltd., Class A	324,540	17,065
Dongfang Electric Corp. Ltd., Class A	541,300	1,881
NARI Technology Co. Ltd., Class A	531,433	1,710
Shenzhen Megmeet Electrical Co. Ltd., Class A	77,700	999
Sieyuan Electric Co. Ltd., Class A	63,700	1,408
Sungrow Power Supply Co. Ltd., Class A	145,031	3,550
		26,613
Electronic Equipment, Instruments & Components (6.9%)
Eoptolink Technology, Inc. Ltd., Class A	139,200	8,529
Foxconn Industrial Internet Co. Ltd., Class A	625,900	5,546
Luxshare Precision Industry Co. Ltd., Class A	540,800	4,398
Victory Giant Technology Huizhou Co. Ltd., Class A	105,400	4,307
		22,780
Gas Utilities (0.9%)
ENN Natural Gas Co. Ltd., Class A	1,021,000	3,035
Household Durables (2.3%)
Midea Group Co. Ltd., Class A	682,846	7,635
Independent Power & Renewable Electricity Producers (2.9%)
China Yangtze Power Co. Ltd., Class A	2,180,414	8,485
SDIC Power Holdings Co. Ltd., Class A	665,700	1,250
		9,735
Insurance (3.1%)
People's Insurance Co. Group of China Ltd., Class A	1,618,700	2,073
Ping An Insurance Group Co. of China Ltd., Class A	846,419	8,292
		10,365
Life Sciences Tools & Services (1.3%)
WuXi AppTec Co. Ltd., Class A	330,800	4,286

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Portfolio of Investments (cont'd)

	Shares	Value (000)
Machinery (10.1%)
CRRC Corp. Ltd., Class A	2,890,000	$2,821
Hangcha Group Co. Ltd., Class A	579,219	2,205
Han's Laser Technology Industry Group Co. Ltd., Class A	502,300	2,964
Huaming Power Equipment Co. Ltd., Class A	566,800	2,032
Jiangsu Hengli Hydraulic Co. Ltd., Class A	223,900	3,519
Sany Heavy Industry Co. Ltd., Class A	1,290,153	3,902
Shenzhen Inovance Technology Co. Ltd., Class A	520,700	5,612
Weichai Power Co. Ltd., Class A	1,221,700	3,006
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	934,500	7,406
		33,467
Media (0.4%)
Focus Media Information Technology Co. Ltd., Class A	1,349,500	1,423
Metals & Mining (4.9%)
Yunnan Aluminium Co. Ltd., Class A	429,100	2,014
Zijin Mining Group Co. Ltd., Class A	2,855,500	14,056
		16,070
Oil, Gas & Consumable Fuels (2.4%)
China Shenhua Energy Co. Ltd., Class A	713,748	4,138
PetroChina Co. Ltd., Class A	2,477,400	3,689
		7,827
Passenger Airlines (0.7%)
Spring Airlines Co. Ltd., Class A	272,000	2,315
Pharmaceuticals (2.6%)
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	756,400	6,453
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	538,500	2,261
		8,714
Semiconductors & Semiconductor Equipment (15.2%)
Advanced Micro-Fabrication Equipment, Inc. China, Class A	256,507	10,116
Cambricon Technologies Corp. Ltd., Class A (a)	28,566	5,538
Hua Hong Semiconductor Ltd., Class A (a)	482,375	7,450
	Shares	Value (000)
Hygon Information Technology Co. Ltd., Class A	121,007	$3,888
JCET Group Co. Ltd., Class A	708,700	3,734
Montage Technology Co. Ltd., Class A	475,661	8,019
NAURA Technology Group Co. Ltd., Class A	164,025	10,774
TongFu Microelectronics Co. Ltd., Class A	147,100	795
		50,314
Software (0.5%)
Beijing Kingsoft Office Software, Inc., Class A	36,866	1,620
Tech Hardware, Storage & Peripherals (1.1%)
Huaqin Technology Co. Ltd., Class A	57,200	744
IEIT Systems Co. Ltd., Class A	294,394	2,809
		3,553
Transportation Infrastructure (0.9%)
Guangdong Provincial Expressway Development Co. Ltd., Class A	1,720,600	2,900
TOTAL COMMON STOCKS (Cost $251,455)		326,333
SHORT-TERM INVESTMENT (0.3%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class, 3.71% (See Note E) (Cost $909)	909,099	909
TOTAL INVESTMENTS (99.0%) (Cost $252,364) (b)(c)		327,242
OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%)		3,193
NET ASSETS (100.0%)		$330,435

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $326,333,000 and 98.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(c)  At December 31, 2025, the aggregate cost for federal income tax purposes is approximately $252,813,000. The aggregate gross unrealized appreciation is approximately $78,860,000 and the aggregate gross unrealized depreciation is approximately $4,391,000, resulting in net unrealized appreciation of approximately $74,469,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Portfolio of Investments (cont'd)

Portfolio Composition

Classification	Percentage of Total Investments
Other*	41.3%
Semiconductors & Semiconductor Equipment	15.4
Machinery	10.2
Capital Markets	9.1
Banks	9.0
Electrical Equipment	8.1
Electronic Equipment, Instruments & Components	6.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Financial Statements

Statement of Assets and Liabilities	December 31, 2025 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $251,455)	$326,333
Investment in Security of Affiliated Issuer, at Value (Cost $909)	909
Total Investments in Securities, at Value (Cost $252,364)	327,242
Foreign Currency, at Value (Cost $3,655)	3,696
Cash	—	@
Receivable from Affiliate	8
Prepaid Offering Costs	2
Other Assets	32
Total Assets	330,980
Liabilities:
Payable for Advisory Fees	317
Payable for Custodian Fees	149
Payable for Administration Fees	22
Payable for Professional Fees	10
Payable for Stockholder Servicing Agent Fees	3
Other Liabilities	44
Total Liabilities	545
Net Assets
Applicable to 16,838,781 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$330,435
Net Asset Value Per Share	$19.62
Net Assets Consist of:
Common Stock	$168
Paid-in-Capital	432,748
Total Accumulated Loss	(102,481)
Net Assets	$330,435

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Financial Statements (cont'd)

Statement of Operations	Year Ended December 31, 2025 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $909 of Foreign Taxes Withheld)	$8,167
Dividends from Security of Affiliated Issuer (Note E)	39
Interest from Securities of Unaffiliated Issuers (Net of $—@ of Foreign Taxes Withheld)	3
Total Investment Income	8,209
Expenses:
Advisory Fees (Note B)	3,436
Custodian Fees (Note D)	345
Professional Fees	266
Administration Fees (Note C)	230
Stockholder Reporting Expenses	44
Stockholder Servicing Agent Fees	15
Directors' Fees and Expenses	8
Other Expenses	36
Total Expenses	4,380
Rebate from Morgan Stanley Affiliate (Note E)	(1)
Net Expenses	4,379
Net Investment Income	3,830
Realized Gain:
Investments Sold	5,182
Foreign Currency Transaction	297
Net Realized Gain	5,479
Change in Unrealized Appreciation (Depreciation):
Investments	60,917
Foreign Currency Translation	41
Net Change in Unrealized Appreciation (Depreciation)	60,958
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	66,437
Net Increase in Net Assets Resulting from Operations	$70,267

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Financial Statements (cont'd)

Statements of Changes in Net Assets	Year Ended December 31, 2025 (000)	Year Ended December 31, 2024 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,830	$4,133
Net Realized Gain (Loss)	5,479	(92,009)
Net Change in Unrealized Appreciation (Depreciation)	60,958	105,545
Net Increase in Net Assets Resulting from Operations	70,267	17,669
Dividends and Distributions to Stockholders	(4,428)	(5,619)
Capital Share Transactions:
Repurchase of Shares (337,586 and 192,335 shares)	(4,805)	(2,461)
Common Stock Redeemed Through Tender Offer (0 and 4,342,176 shares)	—	(63,129)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(4,805)	(65,590)
Total Increase (Decrease)	61,034	(53,540)
Net Assets:
Beginning of Period	269,401	322,941
End of Period	$330,435	$269,401

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended December 31,
	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Period	$15.68		$14.87		$17.07		$23.13		$25.09
Net Investment Income(1)	0.23		0.23		0.16		0.14		0.10
Net Realized and Unrealized Gain (Loss)	3.92		0.88		(2.26)		(6.20)		(0.72)
Total from Investment Operations	4.15		1.11		(2.10)		(6.06)		(0.62)
Distributions from and/or in excess of:
Net Investment Income	(0.26)		(0.33)		(0.12)		(0.00	)(2)	(0.21)
Net Realized Gain	—		—		—		—		(1.13)
Total Distributions	(0.26)		(0.33)		(0.12)		(0.00	)(2)	(1.34)
Anti-Dilutive Effect of Share Repurchase Program	0.05		0.03		0.02		—		—
Net Asset Value, End of Period	$19.62		$15.68		$14.87		$17.07		$23.13
Per Share Market Value, End of Period	$17.36		$12.46		$12.74		$14.20		$20.41
TOTAL INVESTMENT RETURN:(3)
Market Value	41.43%		0.36%		(9.41)%		(30.41)%		(1.84)%
Net Asset Value	27.02%		8.21%		(12.04)%		(26.19)%		(1.76)%
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$330,435		$269,401		$322,941		$373,435		$506,037
Ratio of Expenses	1.52	%(4)	1.63	%(4)	1.67	%(4)	1.79	%(4)	1.74	%(4)
Ratio of Net Investment Income	1.33	%(4)	1.54	%(4)	0.98	%(4)	0.76	%(4)	0.42	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	64%		54%		16%		31%		121%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(4)  The Ratio of Expenses and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Notes to Financial Statements

The Morgan Stanley China A Share Fund, Inc. (the "Fund") was incorporated in Maryland on July 6, 2006 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's investment objective is to seek capital growth by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The prices of A-shares are quoted in Renminbi ("RMB"), and only Chinese domestic investors and certain Qualified Foreign Institutional Investors ("QFII") are allowed to trade A-shares outside of the Stock Connect programs. To the extent that the Fund invests in derivative or other instruments that are structured to be positively correlated and linked to China A shares, such investments will be counted for purposes of the Fund's policy as stated above. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative or other instruments as described herein.

The Fund applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), had obtained a QFII license pursuant to which it was authorized to invest in China A-shares and other permitted China securities on behalf of the Fund up to its specified investment quota of $200,000,000, as updated, modified or renewed from time to time (the "A-share Quota"). The Adviser had received an increase of $250,000,000 to its A-share Quota, of which approximately $138,000,000 was utilized through a rights offering in August 2010. On May 7, 2020, the People's Bank of China and the State Administration of Foreign Exchange jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional

Investors (PBOC & SAFE Announcement [2020] No. 2), which came into effect on June 6, 2020. The new regulations unify and supersede the rules applicable to QFII and RQFII regimes. One of the key changes of the new regulations is the removal of quota restrictions on investment by QFII and RQFII. There is no guarantee that the new regulations will not be modified in the future.

Securities purchased by the Adviser and/or Morgan Stanley Investment Management Company (the "Sub-Adviser") in its capacity as a QFII, on behalf of the Fund, are credited to a securities trading account with the Fund's QFII Custodian in China. All capital gains and income that the Fund earns on investments in China A-shares are held in that account, and may be repatriated subject to an undertaking for tax clearance by the QFII to the Fund's QFII custodian, except where the Fund is wound up, in which case the repatriation of capital gains and income shall be subject to tax filing clearance by the Shanghai Tax Bureau. Failure to provide the tax payment confirmation on a timely basis could adversely affect the Fund's ability to distribute taxable income and capital gains and cause the Fund to become liable for the payment of U.S. federal income tax. See Note F. Federal Income Taxes.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If the Adviser and Sub-Adviser, each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or the pricing service/vendor or exchange is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  In connection with Rule 2a-5 of the Act, the Directors have designated the Fund's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of December 31, 2025:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$1,145	$—	$1,145
Automobile Components	—	14,492	—	14,492
Automobiles	—	2,187	—	2,187
Banks	—	29,354	—	29,354
Beverages	—	11,005	—	11,005
Biotechnology	—	6,484	—	6,484
Capital Markets	—	29,814	—	29,814
Chemicals	—	1,719	—	1,719
Communications Equipment	—	12,680	—	12,680
Construction & Engineering	—	1,187	—	1,187
Construction Materials	—	3,614	—	3,614
Electrical Equipment	—	26,613	—	26,613

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Electronic Equipment, Instruments & Components	$—	$22,780	$—	$22,780
Gas Utilities	—	3,035	—	3,035
Household Durables	—	7,635	—	7,635
Independent Power & Renewable Electricity Producers	—	9,735	—	9,735
Insurance	—	10,365	—	10,365
Life Sciences Tools & Services	—	4,286	—	4,286
Machinery	—	33,467	—	33,467
Media	—	1,423	—	1,423
Metals & Mining	—	16,070	—	16,070
Oil, Gas & Consumable Fuels	—	7,827	—	7,827
Passenger Airlines	—	2,315	—	2,315
Pharmaceuticals	—	8,714	—	8,714
Semiconductors & Semiconductor Equipment	—	50,314	—	50,314
Software	—	1,620	—	1,620
Tech Hardware, Storage & Peripherals	—	3,553	—	3,553
Transportation Infrastructure	—	2,900	—	2,900
Total Common Stocks	—	326,333	—	326,333
Short-Term Investment
Investment Company	909	—	—	909
Total Assets	$909	$326,333	$—	$327,242

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses)

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in China which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of securities and investment income from such securities. In general, Chinese securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

  In addition, Chinese securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a single or a limited number of countries and regions and may vary throughout the year.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

5.  Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains

(losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividends and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

7.  Segment Reporting: The Fund operates as a single reportable segment, an investment company whose investment objective is included at the beginning of the Notes to the Financial Statements. The Fund's President acts as the Fund's Chief Operating Decision Maker ("CODM"), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment's resources. To perform this function, the CODM reviews the information in the Fund's Financial Statements.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.25% of the Fund's average weekly net assets. Effective July 1, 2025, the annual rate was reduced to 1.15%.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued weekly and paid monthly, of 0.08% of the Fund's average weekly net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Security Transactions and Transactions with Affiliates: For the year ended December 31, 2025, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $181,049,000 and $188,076,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2025.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2025, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2025 is as follows:

Affiliated Investment Company	Value December 31, 2024 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$718	$13,068	$12,877	$39
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2025 (000)
Liquidity Fund	$—	$—	$909

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). As a result of a change in the Rule 2a-5 under the Act, which impacts transactions under Rule 17a-7, a security is an eligible security for purposes of Rule 17a-7 only when there is a "readily available market quotation" for the security. The Fund's Rule 17a-7 policy was amended effective September 8, 2022, to reflect the new requirements of Rule 2a-5.

For the year ended December 31, 2025, the Fund did not engage in any cross-trade transactions.

Each Director receives an annual retainer fee for serving as a Director of the Morgan Stanley Funds. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

F.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. As of December 31, 2025, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures

(ASU 2023-09), which requires annual disclosure of the amount of income taxes paid (net of refunds received) disaggregated by federal, state, and foreign taxes, and further disaggregated by individual jurisdiction in which income taxes paid is equal to or greater than 5% of total income taxes paid. The adoption of ASU 2023-09 did not result in any changes to the Fund's financial statement presentation or disclosure.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's U.S. federal income tax returns are subject to examination by the Internal Revenue Service ("IRS") for a period of three years after they are filed. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the state departments of revenue and by foreign tax authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

purposes. The tax character of distributions paid during fiscal years 2025 and 2024 was as follows:

2025 Distributions Paid From:		2024 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$4,428	$—	$5,619	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2025.

At December 31, 2025, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$321	$—

At December 31, 2025, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $47,450,000 and $129,800,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. During the year ended December 31, 2025, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $3,688,000.

Due to recent changes mentioned above, failure to provide the tax payment confirmation on a timely basis could adversely affect the Fund's ability to distribute taxable income and capital gains. Therefore, the Fund reserves the right not to pay any dividends, or to delay the payment thereof, in the event that the Adviser is not satisfied that the Fund can or will be able to fund such dividends through the repatriation of funds from China. This may cause the Fund to become liable for the payment of U.S. federal income tax.

G.  Other: Under the Corporate Income Tax ("CIT") Law, People's Republic of China ("PRC") tax resident enterprises are taxed at the CIT rate of 25%. Pursuant to the CIT Law and its detailed implementation rules, a non-PRC tax resident who does not establish a permanent establishment in China (or which has a permanent establishment in China but income derived is not effectively connected with such permanent establishment) is generally subject to PRC Withholding Income Tax ("WIT") on PRC sourced income (including but not limited to passive income such as dividends, interest, gains from transfer of assets) unless the statutory WIT of 10% is subject to reduction or exemption in accordance with the applicable tax treaty signed with the PRC or under PRC law or regulations.

The current U.S. and PRC tax treaty exempts gains realized on the sale of Chinese securities from the capital gain tax, with the exception of securities in land-rich companies which are companies that have greater than 50% of their assets in land or immovable properties in China.

In November 2014, China's Ministry of Finance ("MOF") and State Administration of Taxation ("SAT") published Caishui [2014] No. 79 ("Circular 79"), which provided that QFIIs are temporarily exempt from WIT with respect to gains derived

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

from the trading of PRC equity investments such as A-Shares on or after November 17, 2014. Circular 79 provided no indication on how long the temporary exemption would be extended. Circular 79 also confirmed that pre-November 17, 2014 gains derived by QFIIs were taxable according to prevailing laws.

The MOF and SAT published Caishui [2014] No.81 and Caishui [2016] No.127, which provided that foreign investors are temporarily exempt from WIT in respect of gains derived from trading in China A-shares through Stock Connect. The circulars provided no indication on how long the temporary exemption would be extended.

The tax law and regulations of China are subject to change, and may be changed with retrospective effect. The interpretation and applicability of tax law and regulations by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region. Accordingly, China taxes and duties payable by the QFII may change at any time.

As permitted by the Fund's offering prospectus, on June 19, 2007, the Directors approved a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the year ended December 31, 2025, the Fund repurchased 337,586 of its shares at an average discount of 17.34% from NAV. Since the inception of the program, the Fund has repurchased 700,508 of its shares at an average discount of 17.34% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund may only repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives and subject to review by the Directors and the Fund's ability to repatriate capital gains and income out of China.

On December 5, 2025, the Fund announced that the Board had approved a tender offer to acquire in exchange for cash up to

20% of the Fund's outstanding shares at a price equal to 98.5% of the Fund's NAV (minus the costs and expenses related to the tender offer) as of the close of regular trading on the New York Stock Exchange on the day the offer expires (the "2026 Tender Offer"). The 2026 Tender Offer will commence on March 3, 2026 and will terminate on March 31, 2026, unless extended. If the Fund's shares are trading at a premium to NAV on March 3, 2026, no 2026 Tender Offer will be conducted. Additional terms and conditions of the 2026 Tender Offer will be set forth in its offering materials, which will be distributed to the Fund's stockholders.

On December 5, 2025, the Fund also announced that the Board approved a change to the designated measurement period of its performance-related conditional tender offer policy to change the measurement period from five years to three years. The Fund will conduct a tender for up to 25% of the Fund's then-issued and outstanding shares at a price equal to 98.5% of the Fund's NAV (minus the costs and expenses related to the tender offer) (a "Conditional Tender Offer") only if both (1) the Fund's total return investment performance measured on a NAV basis is less than the total return investment performance of the Fund's benchmark index, the MSCI China A Onshore Index, during the three-year period commencing on July 1, 2025 and ending on June 30, 2028 (and for successive three-year periods thereafter commencing on July 1, 2028), and (2) the Fund's shares are trading at or below NAV at the conclusion of the applicable measurement period, with such Conditional Tender Offer occurring on or before September 30, 2028 (and thereafter on each three-year anniversary of September 30, 2028). If the Fund's performance described above equals or exceeds that of the MSCI China A Onshore Index during any such period or if the Fund's shares are trading at a premium to NAV at the conclusion of the applicable measurement period, no Conditional Tender Offer will be conducted for that period. If a Conditional Tender Offer is triggered, the Fund will issue a press release announcing the Conditional Tender Offer and

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

providing additional information about such Conditional Tender Offer. Additional terms and conditions of a Conditional Tender Offer would also be set forth in the relevant offering materials, which would be distributed to the Fund's stockholders. The size of any such Conditional Tender Offer (up to 25% of the Fund's then-issued and outstanding shares), the price at which shares are to be tendered and other terms and conditions of such Conditional Tender Offer would be determined by the Board in its discretion based on its review and consideration of the then-current size of the Fund, market conditions, the ability to repatriate the necessary cash and subject to local Chinese regulatory requirements and other factors it deems relevant.

At December 31, 2025, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 61.3%.

H.  Results of Annual Meeting of Stockholders: On June 25, 2025, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Frank L. Bowman*	13,794,202	885,944
Richard G. Gould III	13,800,617	879,529
Eddie A. Grier	13,794,740	885,406
Manuel H. Johnson	13,792,852	887,294

*Retired on December 31, 2025

I.  Market and Geopolitical Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic, geopolitical and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value

(or income generated by) and liquidity of the Fund's investments, which may in turn impact the Fund's ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions and the threat or actual imposition of tariffs, trade barriers and other protectionist or retaliatory measures) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate preexisting risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund's investments cannot be predicted.

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2025. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $8,454,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $909,000. and has derived net income from sources within foreign countries amounting to approximately $9,076,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of
Morgan Stanley China A Share Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley China A Share Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 25, 2026

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The member of the team primarily responsible for the day-to-day management of the Fund's portfolio is Amay Hattangadi, a Managing Director of Morgan Stanley Investment Management Company ("MSIM Co.").

Mr. Hattangadi has been associated with MSIM Co. in an investment management capacity since 2017 and, prior to that, with the Adviser in an investment management capacity since 1997.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Investment Policy (unaudited)

The Fund's investment objective is to seek capital growth. The Fund's investment objective may be changed without stockholder approval; however, stockholders will be notified of any changes. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The Fund may invest in warrants or other Strategic Transactions. These investments will be deemed to be counted toward the Fund's 80% policy to the extent that these investments are structured to be positively correlated and linked to China A-shares. The Fund may also invest up to 20% of its assets in other types of investments, including B-shares of companies listed on the Shanghai and Shenzhen Stock Exchanges, H-shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange, shares of Red Chip companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange, shares of China-related companies listed on the Hong Kong Stock Exchange, the Singapore Stock Exchange and other exchanges, and assets which may or may not be China-related, including shares of open- and closed-end investment companies, Strategic Transactions, common stocks, bonds, convertible securities, money market and other short-term debt securities and cash equivalents. For purposes of the Fund's policies, "China" means the People's Republic of China, which includes Hong Kong, and a "China-related" company is a company that (i) is organized in, or for which the principal securities trading market is in, China or (ii) derives or that is expected to derive 50% or more of its annual revenues primarily from either goods produced, sales made or services performed in China. Certain "China-related" companies that fall within category (ii) above may or may not ultimately, although at the time of purchase the Adviser and/or the Sub-Adviser expected that such company would do so, derive 50% or more of its annual revenues primarily from either goods produced, sales made or services performed in China. The Fund's 80% policy may be changed without stockholder approval; however, stockholders will be notified of any changes. There can be no assurance that the Fund's investment objective will be achieved.

Strategic Transactions. The Fund may invest in P-notes, warrants or various other Strategic Transactions to gain exposure to the A-share market. The Fund may also use Strategic Transactions, which may or may not be China-related, to obtain equity exposure, earn income, facilitate portfolio management and seek to mitigate risks. Although the Adviser may seek to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. To the extent that the Strategic Transactions are not structured to be positively correlated and linked to China A-shares, they will not be counted toward the Fund's 80% policy. Investments which are not structured to but are found to have some correlation to China A-shares will not be counted toward the Fund's 80% policy.

The Fund may purchase P-notes and/or warrants from a financial institution, the return on which is linked to the performance of a particular market, index or security, which may or may not be China-related, as a means of gaining exposure to such markets or securities. The Fund may also purchase and sell other derivative instruments, including exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices, stock indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, forward foreign currency exchange contracts and may enter into swap transactions, such as interest rate swaps, total return swaps, credit default swaps, caps, floors or collars. The Fund may trade Chinese stock index futures based on the CSI 300 Index (the CSI 300 Index is a capitalization-weighted stock market index designed to replicate the performance of 300 stocks traded on the Shanghai and Shenzhen stock exchanges).

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

These investments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

The Fund may invest its remaining assets in the following:

Quotas for Investments in China

The equity of listed companies in mainland China seeking both domestic and foreign capital includes A-shares denominated and traded in renminbi and B-shares denominated in renminbi but traded in either U.S. dollars or Hong Kong dollars. Some Chinese companies issue H-shares that are listed on the Hong Kong Stock Exchange. Foreign investors had historically been unable to participate in the A-share market. However, in late 2002, Investment Regulations promulgated by the CSRC came into effect, which were replaced by updated Investment Regulations (i.e., "Measures for the Administration of the Securities Investments of Qualified Foreign Institutional Investors in the PRC") which came into effect on September 1, 2006, that provided a legal framework for certain QFIIs, including certain fund management institutions, insurance companies, securities companies and other asset management institutions, to invest in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by SAFE to those QFIIs which have been approved by the CSRC. Pursuant to an administrative notice issued by the CSRC on August 24, 2006 implementing the Investment Regulations, a QFII may invest in stocks listed and traded on a stock exchange, bonds listed and traded on a stock exchange, investment companies, warrants listed and traded on a stock exchange, and other financial instruments approved by the CSRC (due to technical reasons, QFIIs currently cannot participate in the repurchase of government bonds and trading of corporate bonds on the Shanghai and Shenzhen Stock Exchanges). On April 16, 2010, the CSRC approved the launch of Chinese stock index futures trading based on the CSI 300 Index, which tracks the Shanghai and Shenzhen markets.

Further, no single underlying foreign investor investing through a QFII (e.g., the Fund) may hold more than 10% of the total outstanding shares in one listed company and all foreign investors investing through QFIIs (e.g., the Fund) may not hold, in aggregate, more than 30% of the total outstanding shares in one listed company. Such limits may not apply where foreign investors make strategic investment in listed companies in accordance with the Measures for the Administration of Strategic Investments in Listed Companies by Foreign Investors. In September 2009, SAFE issued the Measures on the Foreign Exchange Administration of

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

the Securities Investments of Qualified Foreign Institutional Investors in the PRC (the "SAFE Measures"), which regulates the foreign exchange activities of QFIIs.

The CSRC grants QFII licenses to certain fund management institutions, insurance companies, securities companies and other asset management institutions for investing in Chinese securities markets. Investment companies are not currently within the types of companies that may be granted a QFII license. The Adviser has obtained a QFII license pursuant to which it is authorized to invest in China A-shares and other permitted China securities listed on the Shanghai and Shenzhen Exchanges on behalf of the Fund up to the A-share Quota. Since the Fund does not satisfy the criteria to qualify as a QFII itself, in order for the Fund to invest in China A-shares, it does so via the Adviser's A-share Quota.

Securities purchased by the Adviser, in its capacity as a QFII, on behalf of the Fund, can currently be received by the China Securities Depository and Clearing Corporation Limited ("CDSCC") as credited to a securities trading account maintained in the joint names of the Fund and the Adviser. The Fund has obtained a legal opinion from the Fund's Chinese counsel confirming that, as a matter of Chinese law, the Adviser as QFII has no ownership interest in the securities and that the Fund will be ultimately and exclusively entitled to ownership of the securities. However, given that the securities trading account is maintained in the joint names of the Adviser and the Fund, the Fund's assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund.

A substantial portion of all investments by the Fund in China are intended to be made and held through the A-share Quota. Potential investors should note that there is no guarantee that the Adviser will continue to benefit from the A-share Quota.

On May 7, 2020, the People's Bank of China and the State Administration of Foreign Exchange jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2), which came into effect on June 6, 2020. The regulations unify and supersede the rules applicable to QFII and RQFII regimes. One of the key changes of the regulations is the removal of quota restrictions on investment by QFII and RQFII. There is no guarantee that the new regulations will not be modified in the future.

The Fund's Investments

For temporary defensive purposes, the Fund may invest less than 80% of its assets in equity securities of Chinese issuers.

The Fund invests its assets over a broad spectrum of the Chinese economy. The Fund uses a bottom-up fundamental analysis of companies, seeking to identify issuers with strong earnings and cash flow growth potential and good quality of management. In selecting industries and companies for investment, the Adviser considers overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors. The Fund is not permitted to invest 25% or more of its assets in any one industry.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

The Chinese Securities Markets. Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges, and there is one stock exchange in Hong Kong. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the major securities markets in the United States. In comparison to the mainland Chinese securities markets, the securities markets in Hong Kong are relatively well developed and active.

The Shanghai Stock Exchange commenced trading on December 19, 1990, the Shenzhen Stock Exchange commenced trading on July 3, 1991 and the Hong Kong Stock Exchange commenced trading on April 2, 1986. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-shares and B-shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-shares and B-shares. In China, the A-shares and B-shares of an issuer trade on one exchange. A-shares and B-shares may both be listed on either the Shanghai or Shenzhen Stock Exchange. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-shares are traded on the Shanghai and Shenzhen Stock Exchanges in Chinese currency. B-shares are traded on the Shenzhen and Shanghai Stock Exchanges in Hong Kong dollars and U.S. dollars, respectively.

Foreign investors had historically been unable to participate in the A-share market. However, in late 2002, Investment Regulations promulgated by the CSRC came into effect, which were replaced by the updated Investment Regulations (i.e., "Measures for the Administration of the Securities Investments of Qualified Foreign Institutional Investors in the PRC"), which came into effect on September 1, 2006, that provided a legal framework for certain QFIIs to invest in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by SAFE to those QFIIs which have been approved by the CSRC. B-shares were originally intended to be available only to foreign investors or foreign institutions. However, since February 2001, B-shares have been available to domestic individual investors who trade through legal foreign currency accounts.

China A-Shares. The Fund invests principally in companies incorporated in mainland China that are traded in the A-share markets. The prices of A-shares are quoted in renminbi, and currently only Chinese domestic investors and QFIIs are allowed to trade A-shares. The China A-share market covers both the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

China B-Shares. The Fund may invest in shares of companies incorporated in mainland China that are traded in the mainland B-share markets. Unlike prices in the A-share market, the prices of B-shares are quoted in foreign currencies. The B-share market commenced operations in April 1991 and was originally opened exclusively for foreign investors. In 2001, the B-share market opened to Chinese domestic individual investors as well. However, Chinese domestic individual investors must trade with legal foreign currency accounts. The China B-share market is composed of the Shanghai Stock Exchange (which settles in U.S. dollars) and the Shenzhen Stock Exchange (which settles in Hong Kong dollars). The China B-share market is generally smaller, less liquid and has a smaller issuer base than the China A-share market. The issuers that compose the B-share market include a broad range of companies, including companies with large, medium and small capitalizations.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

China H-Shares.  The Fund may invest in shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. H-shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange. H-shares are issued by companies incorporated in mainland China, and must meet Hong Kong's listing and disclosure requirements in order to be listed on the Hong Kong Stock Exchange. H-shares may be traded by foreigners and are often the vehicle for extending a Chinese company's privatization to foreign investors.

Red Chip Companies.  The Fund may invest in shares of companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange. Red Chip companies often have a majority of their business operations in mainland China. Red Chip shares may also be traded by foreigners.

China-Related Companies.  The Fund may invest in shares of China-related companies listed on the Hong Kong Stock Exchange, the Singapore Stock Exchange or other exchanges. A "China-related" company is a company that (i) is organized in, or for which the principal securities trading market is in, China or (ii) derives or that is expected to derive 50% or more of its annual revenues primarily from either goods produced, sales made or services performed in China.

Other Investment Companies.  The Fund may invest in securities of other open- and closed-end investment companies, which may or may not be China-related, subject to applicable limitations under the Investment Company Act and under the relevant laws and regulations in other jurisdictions. The Fund's investments in other investment companies will be counted towards the Fund's 80% policy to the extent that such other investment companies are structured to be positively correlated and linked to China A-shares.

Short-Term Investments.  The Fund may also invest in money market and other short-term debt securities and cash equivalents, which may be denominated in renminbi.

Derivatives

The Fund may, but is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Contracts for Difference ("CFD").  A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund's shares, may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Foreign Currency Forward Exchange Contracts.  In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to seek to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

Investments in foreign currency forward exchange contracts may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. The Adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Fund's investment objectives, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund's investment portfolios. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign securities losses. There is no assurance that the Adviser's use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well- conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options.  If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Investments in foreign currency options may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.

Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing the Fund's investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign securities losses. There is no assurance that the Adviser's use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.

Structured Investments.  The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps.  The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non- performance by the counterparty. Certain swaps have begun trading on exchanges or swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing of certain standardized swap transactions. Swaps subject to mandatory central clearing must be traded on an exchange or swap execution facility unless no exchange or swap execution facility "makes the swap available to trade." The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions against a particular country or countries, companies, organizations, entities and/or individuals, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental interventions or other actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid and decline in value in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market, economic, political and

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

social turmoil. Investments may also become less liquid or illiquid as a result of governmental, regulatory or other similar actions. When the Fund holds illiquid investments, its portfolio may be harder to value and the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded or liquid. As a result, the Fund may have to sell other investments or engage in borrowing or other similar transactions as necessary to raise funds to meet its obligations and the Fund's ability to make dividend distributions may be adversely affected. In addition, the Fund's investments that become less liquid or illiquid may also decline in value, potentially suddenly and significantly, thus adversely impacting the Fund. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates.

Exchange-Listed Equities via Stock Connect Program

The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect programs ("Stock Connect") allow non-Chinese investors (such as the Fund) to purchase certain listed equities via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to daily market-wide quota limitations, which may prevent the Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. An investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund's ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either China or Hong Kong, and there are trading days in China when Stock Connect investors will not be able to trade. As a result, prices of securities purchased through Stock Connect may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and IT systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Stock Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited ("HKSCC") as nominee. The Fund may therefore depend on HKSCC's ability or willingness as record-holder of Stock Connect securities to enforce the Fund's shareholder rights. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the law surrounding such rights is in its early stages and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks. Further, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve as they do so. Accordingly, there is a risk that as the law is tested and developed, the Fund's ability to enforce its ownership rights may be negatively impacted. The Fund may not fully recover its losses and the process could be delayed. The Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. The fund will not be able

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December 31, 2025

Investment Policy (unaudited) (cont'd)

to attend shareholders' meetings. Stock Connect trades are settled in the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If the Fund does not utilize a special segregated account, the Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that the Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of the pre-trade check, some market participants have yet to fully implement IT systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve. Investments via Stock Connect are subject to regulation by Chinese authorities. Chinese law may require aggregation of the Fund's holdings of Stock Connect securities with securities of other clients of the Adviser for purposes of disclosing positions held in the market, acquiescing to trading halts that may be imposed until regulatory filings are completed or complying with China's short-term trading rules.

Since the inception of Stock Connect, foreign investors investing in China A-shares through Stock Connect have been temporarily exempt from Chinese corporate income tax and value-added tax on the gains on disposal of such China A-shares. Dividends are subject to Chinese corporate income tax on a withholding basis at 10% unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent Chinese tax rules governing taxation of income and gains from investments in Stock Connect China A-shares could result in unexpected tax liabilities for the Fund.

The risks related to investments in China A shares through Stock Connect are heightened to the extent that the Fund invests in China A shares listed on the Science and Technology Innovation Board on the Shanghai stock exchange ("STAR market") and/or the ChiNext market of the Shenzhen stock exchange ("ChiNext market"). Listed companies on the STAR market and ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity. China A shares listed on ChiNext market and STAR market may be overvalued and such exceptionally high valuation may not be sustainable. Further, stock prices may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the STAR market and ChiNext market to delist. In particular, ChiNext market and STAR market have stricter criteria for delisting compared to other boards. Investments in the ChiNext market and/or STAR market may result in significant losses for the Fund.

Portfolio Composition

Common Stock

Common stock, which includes Depositary Receipts (as defined below), generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its

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December 31, 2025

Investment Policy (unaudited) (cont'd)

debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to stockholders as dividends.

Money Market Instruments

Money market instruments are high quality short-term fixed income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

Cash Equivalents

The Fund may also invest in cash equivalents, which are short-term fixed income securities.

Depositary Receipts

The Fund is permitted to invest indirectly in securities of Chinese companies through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent such Depositary Receipts become available. Depositary receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. ADRs are dollar- denominated Depositary Receipts typically issued by a U.S. financial institution and evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Other Registered Investment Companies

The Fund may invest its assets in securities of other open- and closed-end investment companies and exchange-traded funds. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain

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December 31, 2025

Investment Policy (unaudited) (cont'd)

subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to additional expenses to the extent that the Fund invests in other investment companies. Expenses will be taken into account when evaluating the investment merits of an investment in an investment company relative to available investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Fixed Income Securities

Fixed income securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security. Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its stockholders.

Convertible Securities

Convertible securities are securities that may be exchanged under certain circumstances for a fixed number of common shares or other equity securities. Convertible securities generally represent a feature of some other type of security, such as a fixed-income security or preferred stock, so that, for example, a convertible fixed-income security would be a fixed-income security that is convertible into common stock. Convertible securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definitions of an equity security and a fixed-income security.

Real Estate Investment Trusts

Real estate investment trusts ("REITs") pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value

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December 31, 2025

Investment Policy (unaudited) (cont'd)

is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses reduced demand for commercial and office space; and other economic, political or regulatory occurrences affecting the real estate industry and markets. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume, may be subject to more abrupt or erratic price movements than the overall securities market, are dependent on heavy cash flows, subject to risks associated with default by borrowers or self-liquidation, and the possibility of failing to maintain their exemptions from the Investment Company Act. REITs require specialized management skills and the Fund indirectly bears REIT management expenses along with the direct expenses of the Fund. U.S. REITs are generally not taxed on income distributed to stockholders provided they comply with several requirements of the Code. U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through income under the Code.

Temporary Investments

During periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may, for temporary defensive purposes, reduce its holdings in equity securities and invest in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium- term debt securities in which the Fund may invest consist of (a) obligations of the U.S., Chinese or Hong Kong governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S., Chinese or Hong Kong corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in China). The Fund may invest more than 20% and possibly up to 100% of its assets in temporary investments for temporary defensive purposes.

Strategic Transactions

The Fund may, but is not required to, use Strategic Transactions to obtain equity exposure, earn income, facilitate portfolio management and seek to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. The Fund may invest in other Strategic Transactions that are developed over time if their use would be consistent with the Fund's investment objective. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company. The use of Strategic Transactions involves risks.

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December 31, 2025

Investment Policy (unaudited) (cont'd)

Participation Notes. P-notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the China A-share market. P-Notes are generally traded OTC. The performance results of P-notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses.

Warrants.  The Fund may invest in warrants traded on exchanges or listed OTC. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

In particular, the Fund may seek to gain exposure to the A-share market through structured notes or warrants, the return on which is linked to one or more A-shares. Purchasing warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of A-shares of underlying Chinese companies over approximately the market price at the time of purchase. Warrants are exercisable over specified periods. In addition, the return on structured notes would be based on the return on A-shares of one or more specified underlying Chinese companies during the term of the notes.

Repurchase Agreements.  The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from

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December 31, 2025

Investment Policy (unaudited) (cont'd)

the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the Investment Company Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

When-Issued and Delayed Delivery Securities, TBAs and Forward Commitments.  The Fund may purchase or sell securities on a when-issued, delayed delivery or through a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. In addition, the Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis ("TBAs"). In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the MBS are delivered in the future, generally 30 days later. Accordingly, the Fund's investments in TBAs are subject to risks such as failure of the counterparty to perform its obligation to deliver the security, the characteristics of a security delivered to the Fund may be less favorable than expected and the security the Fund buys will lose value prior to its delivery.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its NAV.

Loans of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 and 1/3% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than

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December 31, 2025

Investment Policy (unaudited) (cont'd)

100% of the value of the securities loaned; (ii) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Pricing of Securities

Certain of the Fund's securities may be valued using as an input evaluated prices provided by an approved outside pricing service. Prices obtained from these approved sources are monitored and reviewed by the Adviser's Valuation Committee and if not deemed to represent fair value, may be overridden and valued using procedures approved by the Board. The pricing service/vendor may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services generally value securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots and the Adviser's valuation policies and procedures include provisions regarding odd lot trade valuation impact monitoring. In certain cases where a valuation is not available from any of the approved pricing services, then a quote from a broker or dealer may be used.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

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December 31, 2025

Principal Risks (unaudited)

Non-Diversification

The Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in a smaller number of issuers than diversified funds. A fund that is classified as non-diversified may be more susceptible to an adverse event affecting a single issuer or portfolio investment than a diversified portfolio and a decline in the value of that issuer's securities or that portfolio investment may cause the Fund's overall value to decline to a greater degree than a diversified portfolio.

China Risk

Investments in securities of Chinese issuers involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets or other foreign (including emerging) markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation, state ownership and/or other involvement. Actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China and operations of particular Chinese companies. In addition, the Chinese government has actively intervened in Chinese companies' operations and structures and taken (and may continue to take) actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction or other adverse circumstances. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions, trading policies and taxation of imports of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund's investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth or the value of investments in China. An economic downturn in China would adversely impact the Fund's investments. In addition, certain securities are, or may in the future become restricted and/or sanctioned by the U.S. government or other governments and the Fund may be forced to sell or unable to sell such securities and incur a loss as a result and the Fund may be unable to purchase securities of Chinese issuers from time to time.

U.S. relations with China are strained, because of, among other things, a series of trade, international treaty, tax, and sanctions actions taken by the United States and China against each other, including the designation of China as a "foreign adversary" of the U.S., as well as countersanctions or countermeasures from the Chinese government that have been triggered or are expected to be triggered. Moreover, recent developments in relations between the U.S., other trading partners and China have heightened concerns (and the realization) of increased tariffs and restrictions on trade between the two countries, such as the potential for an escalation in trade tensions or a trade war. For example, the U.S. has imposed sanctions on senior Chinese officials and certain employees of Chinese technology companies, and placed restrictions on U.S. investments in such companies. Increases in tariffs or trade restrictions (and threats thereof) could lead to a significant reduction in international trade, which could have a negative impact on China's export industry, Chinese issuers, the liquidity or price of a Fund's direct or indirect investments in China and, therefore, the Fund's investments. In addition, the adoption or continuation of protectionist trade policies by one or more countries could lead to a decrease in demand for Chinese products and reduced flows of foreign capital to these economies.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

These and other developments, including government actions or inactions, would likely result in significant illiquidity risk or losses or forced disposition for Chinese investments. The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility (caused by, among other things, military, diplomatic, or trade conflicts and government intervention in economic and securities markets), and potentially fewer investment opportunities for the Fund. The Fund's investments in Chinese securities are also subject to additional risks associated with differing regulatory and audit requirements in the Chinese securities market as compared to the U.S. securities market, including a lack of reliable audits and other financial information regarding many Chinese companies and heightened risk of market manipulation and fraud, which may be increased through actions taken by the Chinese government. These differences (including absence of information relative to issuers in many developed countries) may result in the unavailability of material information about Chinese issuers and/or inaccurate or incomplete financial records of an issuer's operations in China. The unavailability of reliable, complete or other information and lack of comparable accounting, auditing and financial reporting standards present additional risks, such as risks associated with difficulties verifying issuers' financial information. In addition, the relationship between China and Taiwan is particularly sensitive, and hostilities between China and Taiwan, including continued threats by China to invade and control Taiwan, present a significant risk to the Fund's investments in China. Ongoing political tension between the People's Republic of China and the Hong Kong Special Administrative Region may have impacts on the economy of Hong Kong, and these impacts remain uncertain. Military or diplomatic moves involving China could significant adversely affect the economies and issuers in the region and, thus, the Fund's investments.

Exchange-Listed Equities via Stock Connect Program

The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect programs ("Stock Connect") allow non-Chinese investors (such as the Fund) to purchase certain listed equities via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to daily market-wide quota limitations, which may prevent the Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. An investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund's ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either China or Hong Kong, and there are trading days in China when Stock Connect investors will not be able to trade. As a result, prices of securities purchased through Stock Connect may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold out but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and IT systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Stock Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited

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December 31, 2025

Principal Risks (unaudited) (cont'd)

("HKSCC") as nominee. The Fund may therefore depend on HKSCC's ability or willingness as record-holder of Stock Connect securities to enforce the Fund's shareholder rights. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the law surrounding such rights is in its early stages and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks. Further, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve as they do so. Accordingly, there is a risk that as the law is tested and developed, the Fund's ability to enforce its ownership rights may be negatively impacted. The Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. The Fund will not be able to attend shareholders' meetings. Stock Connect trades are settled in RMB, the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If the Fund does not utilize a special segregated account, the Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that the Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of the pre-trade check, some market participants have yet to fully implement IT systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve. Investments via Stock Connect are subject to regulation by Chinese authorities. Chinese law may require aggregation of the Fund's holdings of Stock Connect securities with securities of other clients of the Adviser for purposes of disclosing positions held in the market, acquiescing to trading halts that may be imposed until regulatory filings are completed or complying with China's short-term trading rules.

Since the inception of Stock Connect, foreign investors investing in China A-shares through Stock Connect have been temporarily exempt from Chinese corporate income tax and value-added tax on the gains on disposal of such China A-shares. Dividends are subject to Chinese corporate income tax on a withholding basis at 10% unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent Chinese tax rules governing taxation of income and gains from investments in Stock Connect China A-shares could result in unexpected tax liabilities for the Fund.

The risks related to investments in China A shares through Stock Connect are heightened to the extent that the Fund invests in China A shares listed on the Science and Technology Innovation Board on the Shanghai stock exchange ("STAR market") and/or the ChiNext market of the Shenzhen stock exchange ("ChiNext market"). Listed companies on the STAR market and ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity. China A shares listed on ChiNext market and STAR market may be overvalued and such exceptionally high valuation may not be sustainable. Further, stock prices may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the STAR market and ChiNext market to delist. In particular, ChiNext market and STAR market have stricter criteria for delisting compared to other boards. Investments in the ChiNext market and/or STAR market may result in significant losses for the Fund.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

Foreign and Emerging Market Securities

Investments in foreign markets entail special risks, such as currency, political (including geopolitical), economic and market risks and heightened risks, that may result in losses to the Fund. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs and risks, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental interventions or other actions, such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid and decline in value in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market, economic, political and social turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent the Fund seeks to hedge its foreign currency exposure by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

exchange contracts create exposure to currencies in which the Fund's securities are not denominated. The use of foreign currency forward exchange contracts involves the risks associated with derivatives and the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions or other similar measures, may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities (in the sanctioned country and other markets), negatively impact the value or liquidity of the Fund's investments, significantly delay or prevent the settlement of the Fund's securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund's ability to meet its investment objective or invest in accordance with its investment strategies.

ESG Investment Risk

To the extent that the Adviser and/or the Sub-Adviser consider environmental, social and/or governance ("ESG") issues as a component in their investment decision-making process, the Fund's performance may be impacted. Additionally, the Adviser's and/or the Sub-Adviser's consideration of ESG issues in its investment decision-making process may require subjective analysis and the ability of the Adviser and/or the Sub-Adviser to consider ESG issues may be difficult if data about a particular issuer (or obligor) is limited. The Adviser's and/or the Sub-Adviser's consideration of ESG issues may contribute to the Adviser's and/or the Sub-Adviser's decision to forgo opportunities to buy certain securities. ESG issues with respect to an issuer (or obligor) or the Adviser's and/or the Sub- Adviser's assessment of such may change over time.

Derivatives

The Fund may, but is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well- conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency, or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

movements of individual components of the index. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges or swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing of certain standardized swap transactions. Swaps subject to mandatory central clearing must be traded on an exchange or swap execution facility unless no exchange or swap execution facility "makes the swap available to trade". The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.

The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed- upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by a third-party on the debt obligation.

Currency Derivatives. Investments in currency derivatives may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. In addition, investments in currency derivatives, to the extent that they reduce the Fund's exposure to currency risks, may also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. The Fund is not required to hedge any portfolio holding with the use of currency derivatives. Accordingly, Fund shareholders would bear the risk of currency fluctuations with respect to unhedged portfolio positions.

Foreign currency derivatives may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency derivatives may involve the Fund agreeing to exchange an amount of a currency it

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

does not currently own for another currency at a future date. The Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Fund has contracted to receive in the exchange. The Adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Foreign currency forward exchange contracts and currency futures and options contracts may be used for non-hedging purposes in seeking to meet the Fund's investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign securities losses. There is no assurance that the Adviser's use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Regulatory Matters. Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund's ability to manage or hedge its investment portfolio through the use of derivatives. Rule 18f-4 under the Investment Company Act of 1940 regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Rule 18f-4 requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk ("VaR") leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the fund qualifies as a "limited derivatives user." Under Rule 18f-4, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund's asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with Rule 18f-4 regarding use of securities lending collateral that may limit the Fund's securities lending activities. In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a "derivatives transaction" for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may increase the cost of the Fund's investments and cost of doing business, which could adversely affect investors.

The Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions.

The Fund's use of derivatives may also be limited by the requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company for U.S. federal income tax purposes.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency ("CCA") for U.S. Treasury securities require its direct participants (which generally would be a bank or broker-dealer) to submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which the direct participant is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, "Treasury repo transactions") of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation ("FICC") is the only CCA for U.S. Treasury securities.

On February 25, 2025, the SEC extended the compliance date applicable to Treasury repo transactions. Under the extended compliance date, market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2027. The clearing mandate is expected to result in the Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and the Fund may incur costs in connection with entering into new agreements (or amending existing agreements) with direct participants of a CCA and potentially other market participants and taking other actions to comply with the new requirements. In addition, upon the compliance date taking effect, the costs and benefits of entering into Treasury repo

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

transactions to the Fund may be impacted as compared to Treasury repo transactions the Fund may enter prior to the compliance date. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.

Contracts for Difference

The Fund may purchase contracts for difference ("CFDs"). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

Fixed-Income Securities

Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage-backed securities, securities rated below investment grade (commonly referred to as "junk bonds" or "high yield/high risk securities"), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). For example, a type of fixed-income security which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such as general market liquidity, economic conditions and inflation. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). Fixed income and other debt instruments, including mortgage- and other asset-backed securities, are subject to prepayment risk, which is the risk that the principal of such obligation is paid earlier than expected, such as in the case of refinancing. This risk is increased during periods of declining interest rates and prepayments may reduce the Fund's yield or income as a result of reinvesting the income or other proceeds in lower yielding securities or instruments. These investments are also subject to extension risk, which is the risk that the principal of such obligation is paid slower or later than expected. This may negatively affect Fund returns, as the value of the investment decreases when principal payments are made later than expected. This risk is elevated during periods of increasing interest rates. In addition, because principal payments are made later than expected, the investment's duration may extend (and result in increased interest rate risk) and the Fund

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

may be prevented from investing proceeds it would otherwise have received at the higher prevailing interest rates. Prepayments and extensions may result in a security or debt instrument offering less potential for gains during periods of declining interest rates or rising interest rates, respectively.

Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to liquidity risk, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. Many factors affect the value of equity securities, including earnings, earnings forecasts, corporate events and factors impacting the issuer's financial condition, sector, industry and the market generally, such as labor shortages or an increase in production costs and competitive conditions within an industry. The value of the equity securities held by the Fund may fluctuate rapidly and unpredictably, and these fluctuations may be frequent and significant. In addition, the Fund cannot accurately predict the income it might receive from equity securities because issuers generally have discretion as to the payment of dividends or distributions, and the common stock of an issuer in the Fund's portfolio may decline in price if, for example, the issuer fails to make anticipated dividend payments because of a decline in the issuer's financial condition. The Fund may invest in equity securities that are publicly traded on securities exchanges or over-the-counter ("OTC") or in equity securities that are not publicly traded. Equity securities are subject to the risk that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. Equity securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than publicly traded equity securities. Convertible securities are subject to many of the risks associated with both fixed-income securities and equity securities.

The value of equity securities and related instruments decline in response to perceived or actual adverse changes in the economy, economic outlook or the financial markets; deterioration in investor sentiment; inflation, interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions affect certain types of equity securities to a greater extent than other types of equity securities. In addition, holders of an issuer's common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer. If the stock market declines, the value of the Fund's equity securities will also likely decline, which will result in a decrease in the value of your investment in the Fund. Although stock prices can rebound, there is no assurance that values of the Fund's equity securities will return to previous levels.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

U.S. and foreign stock markets, and equity securities of individual issuers, have experienced periods of substantial price volatility in the past and it is possible that they will do so again in the future. During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund's investments in equity securities are subject to heightened risks. In addition, the price of equity securities of an issuer may be particularly sensitive to general movements in the stock market and a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund.

REITs

Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs require specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties, which may also be subject to mortgage loans may be subject to the risks of default. REITs may be more volatile and/or more illiquid than other types securities, and publicaly traded REITs are also subject to risks associated with equity securities. In addition, individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended, in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. In addition, REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund's investments in REITs.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to and are subject to many of the risks associated with both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain of the convertible securities in which the Fund may invest are rated below investment grade or are unrated. The prices of such securities are likely to be more sensitive to adverse economic changes

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

than higher-rated securities, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments. In addition, during an economic downturn or substantial period of rising interest rates, lower rated issuers may experience financial stress.

IPOs

The Fund may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPO"), and may at times dispose of those shares shortly after their acquisition. The Fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. IPOs may produce high, double-digit returns. Such returns are highly unusual and may not be sustainable.

Borrowing for Investment Purposes

Borrowing for investment purposes creates leverage which is a speculative characteristic. The Fund will borrow only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in the Fund's NAV and net yield. The Fund that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Fund will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Market and Geopolitical Risk

The value of your investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments.

Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund's operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund's ability to sell securities to meet redemptions (i.e., increase the risk that the Fund will not be able to pay redemption proceeds within the allowable time period). In addition, no active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need or decision to liquidate such assets.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region or market, or with respect to one company, may adversely impact other companies and other issuers, including those in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund's investments. Securities in the Fund's portfolio may underperform or otherwise be adversely affected due to inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates (or changes in interest rates), global demand for particular products or resources, market or financial system instability or uncertainty, embargoes, the threat and/or actual imposition of tariffs, sanctions and other trade barriers, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in increased market volatility and may have long term effects on both the U.S. and global financial markets. Inflation rates may change frequently and significantly because of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in inflation rates or expected inflation rates may adversely affect market and economic conditions, an issuer's financial condition, the Fund's investments and an investment in the Fund. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate.

Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund's portfolio. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, the imposition of tariffs, trade restrictions or similar actions by the U.S. or foreign governments (or retaliatory measures taken in response to such actions) and supply chain disruptions could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on economies, financial markets, issuers and the Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations. Government and other public debt, including municipal obligations, can be adversely affected by changes in local and global economic conditions, including those that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer's funding needs, which may increase borrowing costs and cause a

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments.

Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, particularly when such responses are unprecedented, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.

Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the price and performance of the Fund's investments reduce market liquidity, adversely affect and increase the volatility of markets and the Fund's share price, exacerbate pre-existing political, social, financial and economic risks to the Fund and cause overall declines in the U.S. and global markets. The Fund's operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions (including monetary and/or fiscal actions intended to stimulate or stabilize the global economy) that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund's investment performance. Monetary and/or fiscal actions taken by U.S. or foreign governments may not be effective and could lead to increased market volatility. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affect the Fund's investments. The frequency and magnitude of resulting changes in the value of the Fund's investments cannot be predicted.

Cybersecurity Risk

With the increased use of technologies such as the internet to conduct business, the Fund, the Adviser, authorized participants, service providers and the relevant listing exchange, as applicable, are susceptible to operational, information security and related "cyber" risks both directly and through the service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.

Cybersecurity failures by, or breaches of, the systems of the Adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), exchanges, market participants,

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

market makers, authorized participants or the issuers of securities in which the Fund invests, as applicable, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund's ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants, as applicable. The Fund and its shareholders could be negatively impacted as a result.

Investment Company Securities

Investment company securities are equity securities and include securities of other registered open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds, exchange-traded funds ("ETFs") and money market funds. The Fund may, to the extent noted in the Fund's non-fundamental limitations, invest in investment company securities as may be permitted by (i) the 1940 Act; (ii) the rules and regulations promulgated by the SEC under the 1940 Act; or (iii) an exemption or other relief applicable to the Fund from provisions of the 1940 Act. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only their proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

Exchange-Traded Funds. The Fund may invest in ETFs, including ETFs advised or managed by the Adviser or its affiliates. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF (as with other investment companies), the Fund

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

would bear its ratable share of that entity's expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing fees at two levels with respect to investments in ETFs. Further, certain of the ETFs in which the Fund may invest are leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs.

Loans of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks-to-market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

Warrants

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities that it is entitled to receive on a when-issued, delayed delivery or through a forward commitment (including on a TBA (to be announced) basis).

These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. For example, the Fund may invest in TBAs, which settle on a delayed delivery basis. In a TBA transaction, the seller agrees to deliver the MBS for an agreed upon price on an agreed upon future date, but makes no guarantee as to which or how many securities are to be delivered. Accordingly, the Fund's investments in TBAs are subject to risks such as failure of the counterparty to perform its obligation to deliver the security, the characteristics of a security delivered to the Fund may be less favorable than expected and the security the Fund buys will lose value prior to its delivery. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged and may increase the impact that gains (losses) have on the Fund. Further, TBAs may increase the Fund's portfolio turnover rate. FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.

The Fund's purchase of other securities on a when-issued, delayed delivery or through a forward commitment basis are subject to similar risks, including counterparty risk and that the value of securities in these transactions on the delivery date may be less than the price paid by the Fund to purchase the securities. In addition, there can be no assurance that a security purchased on a when-issued basis will be issued. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not benefit if the value of the security appreciates above the sale price during the commitment period and the Fund is subject to failure of the counterparty to pay for the securities.

Repurchase Agreements

Repurchase agreements are fixed-income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand, if applicable). The underlying securities which serve as collateral for the repurchase agreements entered into by the Fund may include U.S. government securities, municipal securities, corporate debt obligations, convertible securities, and common and preferred stock and may be of below investment grade quality. These securities are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest). The use of repurchase agreements involves certain risks. For example, if the selling

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

institution defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, the Fund may incur a loss upon disposition of them. The risk of such loss may be greater when utilizing collateral other than U.S. government securities. In the event of an insolvency or bankruptcy by the selling institution, the Fund's right to control the collateral could be affected and result in certain costs and delays. Additionally, if the proceeds from the liquidation of such collateral after an insolvency were less than the repurchase price, the Fund could suffer a loss. Fund procedures are followed that are designed to minimize such risks.

Credit and Interest Rate Risk

Fixed-income securities, such as bonds, generally are subject to two primary types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer or guarantor of a security, or counterparty to a transaction, will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt or otherwise honor its obligations, including the risk of default. The risk of defaults across issuers, guarantors and/or counterparties increases in adverse market and economic conditions, and the degree of credit risk depends on the financial condition of the issuer, guarantor or counterparty and terms of the obligation. Credit ratings may not be an accurate assessment of financial condition, volatility, liquidity or credit risk, as the ratings do not evaluate market risks or necessarily reflect the issuer's, guarantor's or counterparty's current financial condition or the volatility or liquidity of the security. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer, guarantor or counterparty, or the market's perception of the creditworthiness of an instrument or issuer, guarantor or counterparty, can have a rapid, adverse effect on the instrument's value and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. In addition, under certain conditions, there may be an increasing amount of issuers that are unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons. The Fund may also be subject to credit spread risk, which is the risk that economic and market conditions, or any actual or perceived credit deterioration, may lead to an increase in credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of an issuer's securities.

Interest rate risk refers to fluctuations (such as a decline) in the value of (or yield or income generated by) a fixed-income or other debt security resulting from changes in the general level of interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up but the yield or income from new issuances of fixed- income securities generally decreases. Duration measures the time-weighted expected cash flows of a fixed-income security. Securities with longer durations will generally be more sensitive to changes in interest rates than securities with shorter durations. Thus, the Fund's susceptibility to interest rate risk will increase to the extent it has a longer average portfolio duration. The proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate or on other less advantageous terms during a declining interest rate environment. In a rising interest rate environment, the duration of fixed-income securities may be extended, thus potentially reducing income and increasing interest rate risk. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

changes rates, which may occur at any time based on a range of factors and may be sudden, frequent and significant. For example, during periods when interest rates are low, the Fund's yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns, or pay Fund expenses out of current income.

Monetary policies, and market interest rates, are subject to change at any time and potentially frequently based on a variety of market and economic conditions. It is difficult to accurately predict the pace at which the Federal Reserve Board will change interest rates, or the timing, frequency or magnitude of such changes. The impact on fixed income and other debt instruments and market conditions from interest rate changes, regardless of the cause, could be significant and could adversely affect the Fund and its investments. Low or high interest rates could magnify the risks associated with changes in interest rates.

In general, changing interest rates could have unpredictable effects on markets and may expose debt and related markets to heightened volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Governmental authorities and regulators may enact significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and changing interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.

Active Management Risk

In pursuing the Fund's investment objective, the Adviser and/or Sub-Adviser have considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser and/or Sub-Adviser, in their discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund's performance. There is no guarantee that the use of the Adviser's and/or Sub-Adviser's investment techniques, and the investments selected based on such techniques, will perform as expected or produce the desired results. In addition, it is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity and the Adviser may be restricted in its ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities and may impair the Fund's liquidity.

Regulatory and Legal Risk

U.S. and non-U.S. governmental agencies and other regulators regularly implement additional (or amended) regulations and legislators pass new laws (or amend existing laws) that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Additional Information Regarding the Fund (unaudited)

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding common shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares). For purposes of the restrictions, an issuer of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that security, provided that the guaranty of a security will be considered a separate security unless the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis.

The Fund may not:

1.  Invest 25% or more of its total assets (taken at the time of each investment) in the securities of issuers in any one particular industry. This limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act.

3.  Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act.

4.  Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Additional Information Regarding the Fund (unaudited) (cont'd)

5.  Issue senior securities, except that the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act.

6.  Borrow money, except that the Fund may borrow money to the extent permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Dividend Reinvestment Plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley China A Share Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1 (800) 231-2608
Monday–Friday between 8:30 a.m. and 6:00 p.m. (EDT)

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited)

As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley's interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, or advised by the Adviser or one of its investment adviser affiliates, the "Affiliated Investment Accounts") with a wide variety of investment objectives, investment policies and/or investment strategies (generally referred to herein collectively as "investment objectives") that in some instances may overlap or conflict with a Fund's investment objectives and present conflicts of interest. In addition, Morgan Stanley, the Adviser and/or the Adviser's investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Adviser or its affiliates may have now or in the future. Conflicts of interest not described below may also exist. References to the Adviser in this section include a Fund's affiliated sub-adviser (if any) unless otherwise noted.

The discussions below with respect to actual, apparent and potential conflicts of interest may be applicable to or arise from the Affiliated Investment Accounts managed by the Adviser's investment adviser affiliates whether or not specifically identified.

Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or disposition opportunity or taking another action with respect to such investment, including for an extended period of time. The Adviser may also from time to time be subject to contractual "stand-still" obligations and/or confidentiality obligations that may restrict its ability to transact in certain investments on a Fund's behalf. In addition, the Adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the Adviser or its affiliates unrelated to that of a Fund. Furthermore, access to information held by certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley designed to manage potential conflicts of interest and regulatory restrictions, including, without limitation, joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser's ability to source investments from, or invest alongside, other business units within Morgan Stanley may be

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

The Adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the Adviser, the Adviser's investment adviser affiliates or Morgan Stanley. The Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley's activities outside the Funds. Furthermore, Morgan Stanley could have an interest that is different from, and potentially adverse to, that of the Fund, which may result in Morgan Stanley taking actions different from or in conflict with those taken on behalf of the Fund or otherwise impede the Fund from participating in certain opportunities. In instances where trading of an investment is restricted, the Adviser may not be able to purchase or sell such investment on behalf of the Fund, including for an extended period of time, resulting in the Fund's inability to participate in certain desirable transactions. The inability to buy or sell an investment could have an adverse effect on the Fund's portfolio due to, among other things, changes in an investment's value during the period its trading is restricted.

Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the Adviser, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its various businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with the Adviser.

In other instances, Morgan Stanley personnel, including personnel of the Adviser, will have access to information and personnel of its affiliates. For example, the Adviser may, in certain instances, share information with its affiliates regarding due diligence of companies and other investment-related due diligence. The Adviser may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates. Information sharing may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a Fund in the absence of the sharing of information). Also, it may adversely affect the Fund's investments, ability to invest in, or divest from, a company or engage in transactions or otherwise disadvantage a Fund. In managing conflicts of interest that arise because of the foregoing, the Adviser generally will be subject to fiduciary requirements. The Adviser may also implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the Adviser will also apply internally within the Adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been desirable and able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Adviser, the Adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

Morgan Stanley and its personnel will not be under any obligation or other duty to share certain information with the Adviser or personnel involved in decision-making for Affiliated Investment Accounts (including the Funds), as applicable, and the Adviser may make investment decisions for a Fund that differ from those the Adviser would have made if Morgan Stanley, or other parts, of the Adviser, had provided such information, and the Fund be disadvantaged as a result thereof. Additionally, different portfolio management teams within the Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Affiliated Investment Accounts they advise in a manner different than or adverse to the Funds.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both the Adviser and one or more of the Adviser's investment adviser affiliates. A Fund's investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. In addition, from time to time, the Adviser and/or its investment adviser affiliates may advise or manage Affiliated Investment Accounts with substantially similar investment objectives, investment policies and/or investment strategies as those of a Fund. The investment results of a Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, those of any other of these Affiliated Investment Accounts. Further, a Fund and an Affiliated Investment Account with substantially similar investment objectives, investment policies and/or investment strategies may have different fees and expenses (which may be higher or lower than those of the Fund), governance, structures, and/or services provided by the Adviser and/or its investment adviser affiliates.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund's investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund's advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.

The interests of Morgan Stanley in an investment or a company may present certain conflicts of interest with respect to an investment by a Fund in the same investment or a Fund's participation in a transaction with such company. The decision on behalf of a Fund as to

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

when to initiate a purchase or sale transaction may differ, and be done for different reasons, than the decisions the Adviser or its affiliates take on Affiliated Investment Accounts on the same securities. This could create conflicts of interest, and it is possible that one or more accounts managed by the Adviser will achieve investment results that are substantially more or less favorable than those results achieved by a Fund.

To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser. Each client of the Adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the Adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.

It is possible that Morgan Stanley or an Affiliated Investment Account, including another Morgan Stanley Fund, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.

In addition, certain investment professionals who are involved in a Fund's activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the Adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund's portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.

It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

Different clients of the Adviser and its affiliates, including a Fund, may invest in (1) different classes of securities of the same issuer (including, without limitation, different parts of an issuer's capital structure), depending on the respective clients' investment

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

objectives and policies and/or (2) the same class of securities of the same issuer while seeking different investment objectives or executing different investment strategies (such as long-term v. short-term investment horizons), and the Adviser may face conflicts with respect to the interests involved. As a result, the Adviser and its affiliates, at times, will seek to satisfy their respective fiduciary obligations to certain clients owning one / the same class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such (class of) securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the Adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the Adviser or its affiliates on behalf of one client can negatively impact securities held by another client. Alternatively, for example, if a client owns a security while seeking short- term capital appreciation that Adviser may vote proxies or engage with the issuer (as applicable) in pursuit of that goal — which could negatively impact clients who hold the same security but are seeking long-term capital appreciation. These conflicts also exist as between the Adviser's clients, including a Fund, and the Affiliated Investment Accounts managed by the Adviser's investment adviser affiliates.

In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund's investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients' investment objectives may be similar to those of the Fund and the Adviser may make decisions for a Fund that may be more beneficial to one type of shareholder than another.

The Adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The Adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the Adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund. At times, the Adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given to, action taken for or the interests of any client.

From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different amounts of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the Adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the Adviser based on the performance of the securities held by that account or pay a higher overall fee rate. The

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

existence of such a performance based fee or higher fee rates may create additional conflicts of interest for the Adviser in the allocation of management time, resources and investment opportunities. The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the Adviser's trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The Adviser's investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the Adviser's clients, including the Fund, and the Affiliated Investment Accounts managed by the Adviser's investment adviser affiliates.

From time to time, the Adviser or its affiliates may provide opportunities to Affiliated Investment Accounts (including potentially a Fund) or other clients to make investments in companies (such as in equity, debt or other securities issued by companies) or to engage in transactions involving companies (such as refinancing, restructuring or other transactions) in which certain Affiliated Investment Accounts (including potentially a Fund) or other clients have already invested. These investments can create conflicts of interest, including those associated with the assets of a Fund potentially providing value to, or otherwise supporting the investments of, other Affiliated Investment Accounts or other clients and potentially diluting or otherwise adversely affecting a Fund previously invested in the company.

Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with the Adviser. The Morgan Stanley and affiliate trading desks may compete against the Adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts (including potentially a Fund) to pay more or receive less for a security than other Affiliated Investment Accounts.

Investments by Separate Investment Departments. For the Adviser and certain of its investment adviser affiliates, the entities and individuals that provide investment-related services can differ by client, investment function, or business line (each, an "Investment Department" and collectively, the "Investment Departments"). Nonetheless, Investment Departments (with certain exceptions) can engage in discussions and share information and resources with another Investment Department (or a team within the other Investment Department) regarding investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. However, an investment team's decisions as to the use of shared research and participation in discussions with another Investment Department could adversely impact a client. Certain investment teams within one Investment Department could make investment decisions and execute trades together with investment teams within other Investment Departments. Other investment teams make investment decisions and execute trades independently. This could cause the quality and price of execution, and the performance of investments and accounts, to vary. Internal policies and procedures set forth the guidelines under which securities and securities trades can be crossed, aggregated, and coordinated between accounts serviced by different Investment Departments. Internal policies and procedures take into consideration a variety of factors, including the primary market in which such security trades. If a security or securities trade is

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

ineligible for crossing, aggregation, or other coordinated trading, then each Investment Department will execute such trades independently of the other.

Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser, Distributor and/or their affiliates may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and the Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fee, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.

In certain cases, payments to broker-dealers and other Financial Intermediaries may be shared by and among the Adviser, the Distributor and their affiliates. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.

The additional compensation received by a given Financial Intermediary from the Adviser and/or the Distributor may vary from the additional compensation received by the Financial Intermediary in respect of an Affiliated Investment Account managed by an affiliate of the Adviser or principally underwritten by an affiliate of the Distributor. In such circumstances, differences in the prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of one Affiliated Investment Account over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation).

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund's holdings, although these activities could have an adverse impact on the value of one or more of the Fund's investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from and potentially adverse to that of a Fund. Furthermore, from time to time, the Adviser or its affiliates may invest "seed" capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale, as further described below. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund and could adversely affect a Fund's investments.

Morgan Stanley's sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley's trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley's sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund's interests.

Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley's Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund's investments that are contrary to the Fund's best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund's ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund's best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

To the extent that Morgan Stanley advises companies in financial restructurings outside of, prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the Adviser's flexibility in making investments in such restructurings on a Fund's behalf, or participating on steering committees and other committees in connection with existing investments, may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund's investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with a Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley's compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.

In addition, in situations where the Adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the Adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the Adviser refrains from making an investment or refrains from taking certain actions related to the management of such investment due to, among other reasons, additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the Adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

Morgan Stanley's Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the Adviser or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley's clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the Adviser's or a Fund's best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the Adviser's or the Fund's best interests. Due to the restrictions of the 1940 Act, a Fund may be restricted from participating in certain transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent, including transactions that would otherwise be beneficial to the Fund.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund. In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on a Fund's behalf.

Principal Investments. There may be situations in which a Fund's interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with the Fund or offset advisory fees payable.

Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when the Fund invests in certain companies or other entities, other funds affiliated with or advised by the Adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the Adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund or other fund are different from (or take priority over or are subordinate to) those held by the Fund or such other funds, the Adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.

Investments in Morgan Stanley Funds and Other Funds. To the extent permitted by applicable law, a Fund may invest in a fund affiliated with the Adviser or its affiliates or a fund advised by the Adviser or its affiliates. In connection with any such investments, an investing Fund, to the extent permitted by the 1940 Act, will pay all advisory, administrative and/or Rule 12b-1 fees applicable to the investment. Investments by the Fund in a fund affiliated with the Adviser or its affiliates or a fund advised by the Adviser or its affiliates present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or to otherwise provide greater viability for funds. The Adviser voluntarily waives advisory fees (or unitary management fees, as applicable) of the Fund associated with investments by the Fund in a fund advised by the Adviser or its affiliates, which will reduce, but will not eliminate, these types of conflicts.

The Affiliated Investment Accounts (including the Funds) may, individually or in the aggregate, own a substantial percentage of a Fund. Further, the Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. The Adviser and/or its affiliates may make payments to an investor that contributes seed capital to a Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached, and will be made from the assets of the Adviser and/or such affiliates (and not the applicable Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from the Adviser and/or its affiliates have ceased. Such redemptions could negatively impact the Fund's liquidity, expenses and market price of its shares, as applicable.

Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the Adviser deems to be fair and equitable or in such other manner as may be required by applicable law.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, the Adviser may invest such balances on an overnight "sweep" basis in shares of one or more money market funds or other short-term vehicles. The investment adviser to these money market funds or other short-term vehicles may be the Adviser (or an investment adviser affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the Adviser or investment adviser affiliate may receive asset- based fees in respect of a Fund's investment (which will reduce the net return realized by a Fund). For additional information regarding investments in other funds, see the section "Investments in Morgan Stanley Funds and Other Funds," above.

Transactions with Affiliates. The Adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the Adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when a Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

Affiliated Indexes. An investment adviser affiliate(s) of the Adviser develops, owns and operates indexes ("Indexes"), and may continue to do so in the future, based on investment and trading strategies and concepts developed by the Adviser and/or its investment adviser affiliates ("Adviser Strategies"). Some of the Funds seek to track the performance of the Indexes. The Adviser manages Accounts which track the same Indexes used by the Funds or which are based on the same, or substantially similar, Adviser Strategies that are used in the operation of the Indexes and the Funds. The operation of the Indexes, the Funds and the Accounts in this manner gives rise to potential conflicts of interest. For example, Accounts that track the same Indexes used by the Funds may engage in purchases and sales of securities prior to when the Index and the Funds engage in similar transactions because such Accounts may be managed and rebalanced on an ongoing basis, whereas the Funds' portfolios may only be rebalanced on a periodic or other basis subsequent to the rebalancing of the Index.

The Adviser has adopted policies and procedures that are designed to address potential conflicts that arise in connection with the operation of the Indexes, the Funds and the Accounts. The Adviser has established certain information barriers and other policies designed to address the sharing of information between different businesses within the Investment Adviser, including with respect to personnel responsible for constructing and maintaining the Indexes and those involved in decision-making for the Funds.

Valuation of the Funds' Investments. The Adviser performs certain valuation services related to securities and other assets held by the Funds and performs such services in accordance with its valuation policies. The Adviser will face a conflict with respect to valuation of the Funds' investments generally because of the effect of such valuations on the Adviser's fees and other compensation and performance of the Funds.

Proxy Voting by the Adviser. The Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Adviser in respect of securities held by the Funds may benefit the interests of Morgan Stanley and/or accounts other than the Funds. Further, the Adviser may make different proxy voting decisions in respect of the same security held by clients with different investment objectives or strategies. For a more detailed discussion of these policies and procedures, see the section of the Statement of Additional Information entitled "Morgan Stanley Investment Management Proxy Voting Policy and Procedures."

Potential Conflict of Interest Related to Use of Sub-Adviser(s). To the extent the Adviser to a Fund engages affiliated and/or unaffiliated sub-advisers, the Adviser generally expects to compensate the sub-adviser out of the advisory fee it receives from the Fund, which creates an incentive for the Adviser to select sub-adviser(s) with lower fee rates or to select affiliated sub-adviser(s). In addition, a sub-adviser may have interests and relationships that create actual or potential conflicts of interest related to their management of Fund assets allocated to or managed by the sub-adviser. These conflicts may be similar to or different from the conflicts described herein related to Morgan Stanley and its investment advisory affiliates. For additional information about potential conflicts of interest for each sub-adviser(s) can be found in the relevant sub-adviser's Form ADV. A copy of Part 1 and Part 2 of a sub-adviser's Form ADV is available on the SEC's website (www.adviserinfo.sec.gov).

Electronic Communication Networks and Alternative Trading Systems. The Adviser's affiliate(s) have ownership interests in and/or board seats on electronic communication networks ("ECNs") or other alternative trading systems ("ATSs"). In certain instances the Adviser's affiliate(s) could be deemed to control one or more of such ECNs or ATSs based on the level of such ownership interests and whether such affiliates are represented on the board of such ECNs or ATSs. Consistent with its fiduciary obligation to seek best execution, the Adviser may, from time to time, directly or indirectly, effect client trades through ECNs or other ATSs in which the Firm's affiliates have or could acquire an interest or board seat. These affiliates might receive an indirect economic benefit based upon their ownership in the ECNs or other ATSs. The Adviser will, directly or indirectly, execute through an ECN or other ATSs in which an affiliate has an interest only in situations where the Adviser or the broker dealer through whom it is accessing the ECN or ATS reasonably believes such transaction will be in the best interest of its clients and the requirements of applicable law have been satisfied.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Recent Changes (unaudited)

The following information in this annual report is a summary of certain changes since December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the year ended December 31, 2025 there were: (i) no material changes in the Fund's investment objectives or policies that have not been approved by shareholders, (ii) no changes in the Fund's charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders and (iii) no material changes to the principal risk factors associated with investment in the Fund, Effective March 24, 2025, Amay Hattangadi serves as the sole portfolio manager for the Fund.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Important Notices (unaudited)

Reporting to Shareholders

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fund on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, but makes the complete schedule of portfolio holdings for the Fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1(800) 231-2608.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at https://www.morganstanley.com/im/ en-us/institutional-investor/about-us/proxy-voting-and-procedures.html. This information is also available on the SEC's web site at www.sec.gov.

Share Repurchase Program

You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: https://www.morganstanley.com/im/en-us/individual-investor/products/closed-end-funds-and-term-trusts/emerging-markets-equity/china-a-share-fund.html.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

U.S. Customer Privacy Notice (unaudited)  March 2025

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account information and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No*
For our affiliates' everyday business purposes — information about your creditworthiness	Yes	Yes*
For our affiliates to market to you	Yes	Yes*
For nonaffiliates to market to you	No	We don't share

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

U.S. Customer Privacy Notice (unaudited) (cont'd)  March 2025

To limit our sharing	Call toll-free (844) 312-6327 or email: msimprivacy@morganstanley.com. Please include your name, address, and first three digits (and only the first three digits) of your account number in the email. If we serve you through an investment professional, please contact them directly. Specific Internet addresses, mailing addresses, and telephone numbers are listed on your statements and other correspondence.
PLEASE NOTE: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: msimprivacy@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (See Affiliates definition below.)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.)
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

U.S. Customer Privacy Notice (unaudited) (cont'd)  March 2025

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include registered investment advisers such as Eaton Vance Management and Calvert Research and Management, registered broker-dealers such as Morgan Stanley Distributors Inc. and Eaton Vance Distributors, Inc., and registered and unregistered funds sponsored by Morgan Stanley Investment Management such as the registered funds within Morgan Stanley Institutional Fund, Inc. (together, the "Investment Management Affiliates"); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Barney LLC and Morgan Stanley & Co. (the, "Morgan Stanley Affiliates").
Nonaffiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other Important Information

* Please Note: MSIM does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does MSIM enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent MSIM from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you.

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (2021-2024); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	80

Board Director and Member of the Membership Committee, Mutual Fund Directors Forum (since May 2025); Trustee and Member of the Audit and Investment Committees, Baltimore Equitable Insurance (since May 2025); Board Director and Member of the Marketing Committee, Archdiocese of Baltimore School Board (since May 2025); Trustee, Chair of the Advancement Committee and Member of the Investment Committee, Cristo Rey Jesuit High School (since December 2024); Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Formerly, Trustee and Chair of Marketing Committee, and Member of Finance Committee, Loyola Blakefield (2017-2023); Formerly, Trustee, MMI Gateway Foundation (2017-2023).

Kathleen A. Dennis c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Fund Directors Forum (2014-2024); Director of various non-profit organizations.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1955	Director	Since January 2015

Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); Formerly, Interim Vice President for Investment Management, Dominion Energy (2024-2025); Formerly, Chief Executive Officer of Virginia Commonwealth University Investment Company (2015-2024); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).

				80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Richard G. Gould c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1959	Director	Since June 2024	Global Chief Executive Officer, CLSA Ltd. (2019-2021); Chief Executive Officer, Americas, CLSA Americas, LLC (2014-2021); Head of Global Sales, Bloomberg Tradebook, Bloomberg LP (2010-2014); Founding Member, Executive Vice President, Information Services Group (2006-2010); Managing Director, Morgan Stanley (1990-2006); Executive Director, International Portfolio Trading & Derivatives, Morgan Stanley (1988-1990); Vice President, International Portfolio Trading & Derivatives, Morgan Stanley (1986-1988); Equity Derivatives Trading, Lehman Brothers (1983-1986).	80	Global Management Committee Member, CLSA (2014-2020); Broking Executive Committee Member, CLSA (2014-2020).

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Eddie A. Grier c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (2021-2025); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	80

Formerly, Director, Witt/ Kieffer, Inc. (executive search) (2016-2024); Director, NuStar GP, LLC (energy) (2021-2024); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director, Ingram Micro Holding Corporation and Member, Nominating and Corporate Governance Committee (since October 2024); Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member of the Audit Committee and Chair of the Investment Committee; Formerly, Director, Barnes Group Inc. (2021-2025); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).
Michael F. Klein c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Formerly, Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals) (2021-2025).

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Patricia A. Maleski c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1960	Director	Since January 2017	Chairperson of the Compliance and Insurance Committee Since 2025; Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2025) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

Morgan Stanley China A Share Fund, Inc.

December 31, 2025

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Managing Director of the Adviser (since January 2024) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

Deidre E. Walsh 1 Post Office Square Boston, MA 02109 Birth Year: 1971	Secretary and Chief Legal Officer	Since June 2025

Managing Director (since 2021) of the Adviser and various entities affiliated with the Adviser; Vice President of various entities affiliated with the Adviser (since 2003); Secretary (since June 2025) and Chief Legal Officer (since June 2025) of various Morgan Stanley Funds.

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).

The Fund does not make available copies of its statement of additional information because the Fund's shares are not continuously offered, which means that the statement of additional information of the Fund has not been updated after completion of the Fund's offerings and the information contained in the Fund's statement of additional information may have become outdated.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
2 Central Boulevard
#22-01 West Tower, IOI Central
Boulevard Towers, Singapore 018916

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Stockholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Morgan, Lewis & Bockius LLP
One State Street
Hartford, Connecticut 06103

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im/shareholderreports. All investments involve risks, including the possible loss of principal.

© 2025 Morgan Stanley

CECAFSAN EXP 02.28.27

(b)	Not applicable.

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by the report. The new Fund policy is substantially similar to the superseded Fund policy but now has an expanded scope that applies to 1940 Act Fund families. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant's Board of Directors has determined that Jakki L. Haussler, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or the liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2024 and December 31, 2025 by the registrant’s principal accountant, Ernst & Young LLP, for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by Ernst & Young LLP during those periods.

2025

	Registrant		Covered Entities(1)
Audit Fees	$73,325		$	N/A
Non-Audit Fees
Audit Related Fees	$—	(2)		$—	(2)
Tax Fees	$—	(3)		$—	(4)
All Other Fees	$—			$—	(5)
Total Non-Audit Fees	$—			$—

Total	$73,325			$—

2024

	Registrant		Covered Entities(1)
Audit Fees	$73,325		$	N/A
Non-Audit Fees
Audit Related Fees	$—	(2)		$—	(2)
Tax Fees	$—	(3)		$—	(4)
All Other Fees	$—			$—	(5)
Total Non-Audit Fees	$—			$—

Total	$73,325			$—

N/A – Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5) The Fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) See table above.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler.

Item 6. Schedule of Investments

(a)	Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

MSIM has adopted the “Equity Proxy Voting Policy and Procedures” (the “Equity Proxy Voting Policy”) for voting clients’ proxies. The Equity Proxy Voting Policy is reasonably designed to address and oversee the process by which proxies are voted in a manner free from material conflicts of interest and in the best interest of MSIM clients. MSIM has retained independent proxy services to provide assistance with proxy vote execution, reporting and record-keeping. The Equity Proxy Voting Policy, which applies globally, sets forth detailed guidelines as to how proxies will be voted on behalf of MSIM clients. The MSIM Proxy Review Committee (the “Proxy Review Committee”) through the Global Stewardship Team is responsible for updating and implementing the Equity Proxy Voting Policy; the Proxy Review Committee consists of members from MSIM’s global investment teams. The Proxy Review Committee meets as needed, but at least quarterly, to address ongoing proxy issues and conflicts of interest that arise in connection with proxy voting.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Morgan Stanley China A Share Fund, Inc.

FUND MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The member of the team primarily responsible for the day-to-day management of the Fund's portfolio and the overall execution of the strategy of the Fund is Amay Hattangadi, a Managing Director of Morgan Stanley Investment Management Company (“MSIM Co.” or the “Sub-Adviser). Mr. Hattangadi has been associated with the Sub-Advisor in an investment management capacity since 2017 and, prior to that, it’s affiliates in an investment management capacity since 1997. Mr. Hattangadi began managing the Fund in April 2021. The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of December 31, 2025:

Mr. Hattangadi managed ten other registered investment company with a total of approximately $1.9 billion in assets; 3 pooled investment vehicles other than registered investment companies with a total of approximately $412.2 million in assets; and 11 other accounts with a total of approximately $8.3 billion in assets. Of these other accounts, 1 account with a total of approximately $21.6 million in assets had performance-based fees.

Because the portfolio manager manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

● Cash Bonus.

● Deferred Compensation:

●	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
●	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
●	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

●	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager
●	Revenue and profitability of the Firm
●	Return on equity and risk factors of both the business units and Morgan Stanley
●	Assets managed by the portfolio manager
●	External market conditions

●	New business development and business sustainability
●	Contribution to client objectives
●	Team, product and/or MSIM and its affiliates that are investment advisers performance
●	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)
●	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGER

As of December 31, 2025, the portfolio manager did not own any shares of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2025	36,173		N/A	N/A
February 2025	51,086		N/A	N/A
March 2025	39,006		N/A	N/A
April 2025	23,108		N/A	N/A
May 2025	20,348		N/A	N/A
June 2025	18,789		N/A	N/A
July 2025	17,516		N/A	N/A
August 2025	7,014		N/A	N/A
September 2025	34,488		N/A	N/A
October 2025	50,510		N/A	N/A
November 2025	33,610		N/A	N/A
December 2025	1,938		N/A	N/A
Total	337,586	$ 14.23	N/A	N/A

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) For the fiscal year ended December 31, 2025, the Fund earned income and incurred the following costs and expenses as a result of its securities lending activities:

Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of Securities Lending Activities	Net Income from Securities Lending Activities
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

1.	Gross Income includes income from the reinvestment of cash collateral.
2.	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.
3.	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
4.	These administrative fees are not included in the revenue split.
5.	These indemnification fees are not included in the revenue split.

(b) Pursuant to an agreement between the Fund and State Street Bank and Trust Company (“State Street”), the Fund may lend its securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Fund, State Street administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Principal Financial Officer’s Section 302 certification.
(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley China A Share Fund, Inc.

By:	/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

Date:	February 26, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer

Date:	February 26, 2026

By:	/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

Date:	February 26, 2026